                               INDENTURE OF LEASE


                                    between


                                 DENNIS MEHIEL


                                    - and -


                             THE FONDA GROUP, INC.



                       ---------------------------------

                          Dated as of January 1, 1995

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

ARTICLE 1     PREMISES AND TERM OF LEASE..................................  1

ARTICLE 2     POSSESSION AND CONDITION OF PREMISES........................  2

ARTICLE 3     RENT........................................................  2

ARTICLE 4     IMPOSITIONS AND UTILITIES...................................  3

ARTICLE 5     INSURANCE.................................................... 6

ARTICLE 6     DAMAGE OR DESTRUCTION AND
              USE OF CASUALTY INSURANCE PROCEEDS........................... 9

ARTICLE 7     CONDEMNATION................................................ 10

ARTICLE 8     ASSIGNMENT AND SUBLETTING................................... 12

ARTICLE 9     REPAIRS AND MAINTENANCE..................................... 13

ARTICLE 10    CHANGES, ALTERATIONS AND ADDITIONS.......................... 13

ARTICLE 11    GOVERNMENTAL REQUIREMENTS
              AND INSURANCE REQUIREMENTS.................................. 14

ARTICLE 12    DISCHARGE OF LIENS; BONDS................................... 15

ARTICLE 13    REPRESENTATIONS............................................. 16

ARTICLE 14    INDEMNIFICATION OF LANDLORD................................. 16

ARTICLE 15    RIGHT OF ACCESS............................................. 17

ARTICLE 16    SELF-HELP................................................... 18

ARTICLE 17    PERMITTED USE; NO UNLAWFUL OCCUPANCY........................ 19

ARTICLE 18    EVENTS OF DEFAULT, CONDITIONAL LIMITATIONS,
              REMEDIES, ETC............................................... 19

ARTICLE 19    NOTICES..................................................... 25

ARTICLE 20    SUBORDINATION............................................... 26

ARTICLE 21    SALE OPTION................................................. 27

ARTICLE 22    CERTIFICATE BY TENANT AND LANDLORD.......................... 28

ARTICLE 23    CONSENTS AND APPROVALS...................................... 28

ARTICLE 24    SURRENDER AT END OF TERM.................................... 29

ARTICLE 25    QUIET ENJOYMENT............................................. 29

ARTICLE 26    INVALIDITY OF CERTAIN PROVISIONS............................ 29

ARTICLE 27    RECORDING OF MEMORANDUM..................................... 30

ARTICLE 28    WAIVER OF TRIAL BY JURY..................................... 30

ARTICLE 29    BROKER...................................................... 30

ARTICLE 30    MISCELLANEOUS............................................... 31

ACKNOWLEDGMENTS

EXHIBIT A

EXHIBIT B

         THIS INDENTURE OF LEASE made as of the 1st day of January, 1995, between DENNIS MEHIEL ("Landlord"), having an office c/o Four M Corporation, 115 Stevens Avenue, Valhalla, New York 10595, and THE FONDA GROUP, INC. ("Tenant"), a Delaware corporation, having an office at 15-29 Lower Newton Street, St. Albans, Vermont 05478.


                              W I T N E S S E T H:


                                   ARTICLE 1
                                   ---------

                           PREMISES AND TERM OF LEASE
                           --------------------------

         SECTION 1.01. Landlord, for and in consideration of the rentals to be paid and all of the terms, covenants and agreements hereinafter set forth, to be kept, observed and performed by Tenant, does hereby demise and lease to Tenant and Tenant does hereby hire and take from Landlord, subject to the terms, covenants, conditions and reservations hereof, and the Exhibits annexed hereto and made a part hereof:

              All that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the City of Jacksonville, County of Duval and State of Florida bounded and described as set forth in Exhibit A annexed hereto and made a part hereof.

         TOGETHER WITH fixtures, appurtenant to, attached to or used in connection with the operation of said premises; and

         TOGETHER WITH all easements, appurtenances and other rights and privileges now or hereafter belonging or appertaining to said premises. All of the foregoing property leased to Tenant pursuant to this Section 1.01 is here called the "Premises".

         SUBJECT ONLY TO the encumbrances and conditions of title set forth on Exhibit B annexed hereto and made a part hereof (the "Permitted Exceptions").

         TO HAVE AND TO HOLD the Premises unto Tenant, for a term of twenty
(20) years (the "Term") (or until such Term shall sooner cease and expire as hereinafter provided) commencing on January 1, 1995 (the "Commencement Date") and expiring on December 31, 2014 both dates inclusive, unless sooner terminated in accordance with the terms of this Lease.

                                   ARTICLE 2
                                   ---------

                                 POSSESSION AND
                             CONDITION OF PREMISES
                             ---------------------

         Tenant acknowledges and represents to Landlord that it has inspected and examined, or caused to be inspected and examined, the Premises and that it is familiar with the physical condition and state of repair thereof, and Tenant does hereby agree to accept same in its existing condition and state of repair and Landlord shall have no obligation to do any work or make any installation, repair or alteration of any kind to or in respect thereof. Tenant acknowledges and agrees that, except as otherwise expressly set forth in this Lease, no representations, statements, or warranties, express or implied, as to condition, fitness for a particular use or otherwise, have been made by or on behalf of Landlord.


                                   ARTICLE 3
                                   ---------

                                      RENT
                                      ----

         SECTION 3.01. Tenant shall pay rent at the net rent per annum (herein sometimes called the "Base Rent") of One Hundred Sixty-Six Thousand Eight Hundred ($166,800) Dollars commencing on the lst day of January, 1995, and continuing through and including December 31, 2014, in equal monthly installments of Thirteen Thousand Nine Hundred ($13,900) Dollars, as increased pursuant to Section 3.02 below. Tenant agrees to pay the Base Rent in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments aforesaid in advance on the first day of each month during the Term, at the office of Landlord or such other place as Landlord may designate by notice, without any set-off or deduction whatsoever.

         SECTION 3.02.

         (a) Commencing on the first day of January, 1996, and as of the first day of each year thereafter for the remainder of the Term (said date and each anniversary thereof being herein called an "Adjustment Date"), the Base Rent shall be increased automatically by an amount (the "Increase") equal to the product derived by multiplying the Base Rent in effect on the day preceding such Adjustment Date by the percentage (the "Current CPI Percentage") by which the Consumer Price Index in effect on each such Adjustment Date shall exceed the Consumer Price Index in effect on the first day of the year immediately preceding such Adjustment Date (the Current CPI Percentage being equal to the fraction, the numerator of which shall be the Consumer Price Index on the relevant Adjustment Date less the Consumer Price Index on the first day of the year immediately preceding such Adjustment Date, as the case may be, and the denominator of which shall be the Consumer Price Index on the first day of the year immediately preceding Adjustment Date, as the case may be).

         (b) As used herein, "Consumer Price Index" shall mean the Consumer Price Index published by the Bureau of Labor Statistics of the United States Department of Labor for All Urban Consumers, the Northeastern United States Area, or any successor index thereto, all items (1982-84=100). In the event that the Consumer Price Index is converted to a different standard reference base or otherwise revised in the terms or number or kind of items contained therein or otherwise, the determination of the increased Base Rent shall be made with the use of such conversion factor, formula or table for converting the Consumer Price Index as may be published by the Bureau of Labor Statistics or, if said bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice Hall, Inc. or any other nationally recognized publisher of similar statistical information, or if a conversion factor, formula or table is unavailable, Landlord shall use any other method to adjust the Consumer Price Index, or any successor thereto, to the figure that would have been arrived at had the manner of computing the Consumer Price Index in effect on the Commencement Date not been altered. If the Consumer Price Index ceases to be published on a monthly basis, then the shortest period for which the Consumer Price Index is published which includes the relevant months shall be used. If the Consumer Price Index ceases to be published, and there is no successor thereto, such other index as Landlord and Tenant shall agree upon in writing shall be substituted for the Consumer Price Index. If Landlord and Tenant cannot agree on an index within sixty (60) days after the Consumer Price Index ceases to be published then the increases contemplated herein shall be established by arbitration.


                                   ARTICLE 4
                                   ---------

                           IMPOSITIONS AND UTILITIES
                           -------------------------

SECTION 4.01.

         (a) Tenant covenants and agrees to bear, pay and discharge, as additional rent hereunder, any and all of the following items (collectively, "Impositions"):

              (i) real estate taxes and assessments; (ii) personal property taxes, if any; (iii) occupancy and rent taxes; (iv) water, water meter and sewer rents, rates, and charges; (v) license and permit fees; (vi) any fines, penalties, and other similar or like governmental charges applicable to the foregoing, together with any interest or costs with respect to the foregoing incurred by reason of Tenant's failure to comply with the terms hereof; and
              (vii) any other governmental levies, fees, rents, assessments, or taxes and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever;

which at any time during the Term are (A) assessed, levied, confirmed or imposed upon the Premises or any part thereof, and/or any personal property, equipment or other facility used in the operation thereof; or (B) imposed upon Tenant by the terms of this Lease. Each such Imposition, or installment thereof, during the Term to be paid shall be paid directly to the taxing authority not later than the date on which any fine, penalty, interest, or cost may be added thereto or imposed by law for the nonpayment thereof; provided, however, that if by law any Imposition, at the option of the taxpayer, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same in such installments, in which event Tenant shall pay only such installment payments as shall become due prior to the date herein definitely fixed for the expiration of the Term, unless this Lease is terminated by reason of Tenant's default in which event all such installment payments, including those which otherwise would be payable by Tenant subsequent to the termination of this Lease shall be paid by Tenant to Landlord prior to such date, and such obligation shall survive the termination of the Term.

         (b) Nothing herein contained shall require Tenant to pay any municipal, state or federal income or franchise taxes imposed upon Landlord, whether based upon the income or capital of Landlord, or any municipal, state, or federal succession, transfer or gift taxes of Landlord; provided, nevertheless, that if at any time during the Term the present method of taxation or assessment shall be changed so that in substitution for, or in lieu of an addition to, the whole or any part of the taxes, assessments or other charges now levied, assessed or imposed on real estate or the improvements thereon, there shall be levied assessed or imposed wholly or partially a franchise tax, capital levy or other tax on real estate as such, or on the use and occupancy thereof, or if any such tax or charge, or any part thereof, howsoever called, shall be measured by or based on the Premises, then all such taxes, assessments, levies or charges or the part thereof so measured or based shall be deemed to be included within the definition of the term "Impositions" for the purpose of this Lease.

         SECTION 4.02. Any Imposition which Tenant is required to bear, pay or discharge under this Lease, relating to a fiscal period of a taxing authority, a part of which period is included within the Term and a part of which is included in a period of time after the expiration of the term shall (whether or not such Imposition shall be assessed, levied, confirmed, imposed upon or in respect of or become a lien upon the Premises, or shall become payable, during the Term) be apportioned between Landlord and Tenant as of the expiration of the Term, so that Tenant shall pay that portion of such Imposition which is attributable to that part of such fiscal period included in the Term and Landlord shall pay or cause to be discharged the remainder thereof; provided, however, that if a termination of this Lease results from any default by Tenant, Tenant shall not be entitled to any such apportionment.

         SECTION 4.03. Tenant, after prior notice to Landlord in each instance, shall have the right, at its sole cost and expense and free of any expense to Landlord, to contest the amount or validity, in whole or in part, of any Imposition which Tenant is required to bear, pay or discharge under this Lease by appropriate proceedings, instituted promptly and in good faith and conducted diligently; provided, however, that:

         (a) neither the Premises nor any part thereof, would, by reason of such postponement or nonpayment, in the reasonable judgment of Landlord, be in danger of being forfeited or lost; and

         (b) Tenant continues to prosecute such proceeding diligently to final adjudication. Upon the termination of such proceedings, it shall be the obligation of Tenant to pay the amount of such Imposition or the part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with interest, penalties or other liabilities in connection therewith.

         SECTION 4.04. Any certificate, advice or bill issued by the appropriate official designated by law to make or issue the same or to receive payment of any Imposition, of non-payment of such Imposition, shall be prima facie evidence that such Imposition is due and unpaid at the time or date stated therein. Landlord, upon request of Tenant, shall furnish Tenant with a copy of any such certificate, advice or bill.

         SECTION 4.05. Tenant covenants and agrees to pay or cause to be paid directly to the respective utility company(ies), as additional rent hereunder, as and when same shall become due and payable, all charges for utilities, including, without limitation, air conditioning, heat, gas, steam, hot water, electricity, light and power furnished to the Premises, Tenant, or any other occupant of the Premises.

                                   ARTICLE 5
                                   ---------

                                   INSURANCE
                                   ---------

         SECTION 5.01.

         (a) Throughout the Term, Tenant, at its sole cost and expense, shall provide and maintain in force or cause to be provided and maintained in force in respect of the Premises, all of the following:

              (i) Insurance against loss or damage or injury or destruction to or of any building(s) now or hereafter erected on the Premises resulting from fire or from any hazard included in the so-called standard extended coverage endorsement, in an amount not less than the full replacement value of the building(s) and other improvements at the Premises, which policies shall provide that the loss, if any, be payable to Landlord, except as otherwise provided herein;

              (ii) General liability insurance against liability for bodily injury and property damage in amounts not less than $1,000,000 per occurrence, $3,000,000 annual aggregate, and such policies shall name Landlord as an additional insured;

              (iii) If and when the Premises contain a boiler, boiler insurance in an amount not less than $500,000 and such policy or policies shall insure both Landlord and Tenant, as their interests may appear, except as otherwise provided herein; and

              (iv) Rental insurance utilizing "all risk" coverage to cover liability for continuing rental payments hereunder in an amount necessary to provide full coverage for not less than one year of Base Rent and Impositions hereunder, and naming Landlord as an additional insured.

         (b) Prior to the commencement of any Material Improvement (as hereinafter defined), and until completion thereof, Tenant shall provide and maintain in force or cause to be provided and maintained in force, in addition to the insurance coverages described in subsection (a) of this Section 5.01:

              (i) Owner's and Contractor's Protective Liability insurance naming Tenant as an insured and Landlord, and the general contractor, if any, as additional insureds, for a combined single limit of not less than $1,000,000 for bodily injury, personal injury and property damage; and

              (ii) Builder's Risk Insurance (standard "all risk" or equivalent coverage) written on a completed value (non-reporting) basis, naming Tenant as an insured, and Landlord and the general contractor, if any, and all subcontractors employed by Tenant or the general contractor, if any, as additional insureds, as their respective interests may appear.

         (c) Landlord may require that, in the case of property insurance set forth in Sections 5.01(a) and (b), the holder(s) ("Fee Mortgagee") of any mortgage(s) now or hereafter covering the Premises be named as mortgagee under a mortgagee endorsement, as its interest may appear, under such policies.

         (d) Upon any failure of Tenant to procure and deliver to Landlord any of the policies of insurance or, in lieu thereof, certificates evidencing same, required hereunder, at least ten (10) days before the expiration of the prior insurance policies, if any, or to pay the premiums therefor, Landlord may procure such insurance and pay the premiums therefor, and any sums paid by Landlord shall be and become and are hereby declared to be additional rent under this Lease and Tenant shall pay Landlord the annual premiums therefor within five (5) days after delivery of Landlord's statement setting forth the amount due.

         (e) The term "Material Improvement" shall mean the making of an Improvement (as defined in Section 10.01) the estimated cost of which, as determined by a reputable contractor, or as set forth in a construction agreement with a reputable contractor, will exceed $250,000.

         SECTION 5.02.

         (a) All insurance required by any provision of this Lease shall be issued by responsible insurance companies licensed to do business in the State of Florida. All policies referred to in this Lease shall be procured, or caused to be procured, for periods of not less than one (1) year. Certificates of insurance evidencing the insurance required to be maintained pursuant to this Lease shall be delivered to Landlord on or before the Commencement Date, and certificates of insurance evidencing new or renewal policies replacing any policies expiring during the Term shall be delivered to Landlord at least ten
(10) days before the date of expiration of any policy.

         (b) Tenant and Landlord shall cooperate in connection with the collection of any insurance proceeds that may be due in the event of loss and Tenant and Landlord shall execute and deliver such proofs of loss and other instruments which may be required for the purpose of obtaining the recovery of any such insurance proceeds.

         (c) All adjustments of claims with insurers under the property and casualty insurance policies which are required to be carried hereunder by Tenant shall be made by Tenant.

         (d) Tenant shall not violate or permit to be violated any of the conditions or provisions of any such policies procured by it and Tenant shall timely perform and satisfy or cause to be performed and satisfied the written requirements of the companies writing such policies so that at all times companies of good standing shall be willing to write and/or continue such insurance.

         (e) Every policy of insurance required to be obtained by Tenant hereunder shall provide, to the extent obtainable, that no cancellation shall be effective until at least ten (10) days after written notice thereof to Landlord and any Fee Mortgagee(s).

         (f) Each property and casualty insurance policy and every policy insuring an economic loss resulting from any risks covered by any such property and casualty insurance (whether or not required to be carried hereunder), shall contain a clause or endorsement, if obtainable (whether or not additional premium shall be charged therefor), whereby the insurance company waives all rights of subrogation against Landlord and Tenant, or consents to the release of liability among all such parties. The parties hereby release each other from any and all liability for loss or damage covered by such insurance under a policy containing such a clause or endorsement to the extent of any proceeds paid thereunder.

         (g) Any insurance required by this Article 5 may be effected by policies of blanket insurance which may cover other property not included, as well as property included, in the Premises, provided that the amount of the total insurance allocated to the Premises shall be specified either in any such policy or in a written statement from the insurer or its agent, and, provided further, that in all other respects any such policy shall substantially comply with the other provisions of this Article.

                                   ARTICLE 6
                                   ---------

                           DAMAGE OR DESTRUCTION AND
                       USE OF CASUALTY INSURANCE PROCEEDS
                       ----------------------------------

         SECTION 6.01.

         (a) If all or any part of the Premises shall be damaged or destroyed in whole or in part by fire or other casualty of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, Tenant shall give Landlord immediate notice thereof, and Tenant shall promptly repair, restore, replace and rebuild (collectively "Restore"), or cause to be restored, the damaged or destroyed Premises at least to the extent of the value, quality and condition existing immediately prior to such occurrence, or with such changes or alterations thereto as may be made at Tenant's election in conformity with and subject to the terms and conditions of Article 10 or as may be required by any governmental authorities.

         (b) If all or substantially all of the Premises are damaged or destroyed or rendered wholly unusable by fire or other casualty, then, in any such event, Landlord may elect to terminate this Lease by notice ("Landlord's Notice") to Tenant given within sixty (60) days after the occurrence of such fire or casualty specifying a date for the termination of the Term, which date shall not be more than sixty (60) days after the giving of Landlord's Notice, and upon the date specified in Landlord's Notice, this Lease and the Term shall terminate and expire and the rental payable by Tenant hereunder shall be apportioned and paid to the date of such termination. If Landlord elects to terminate this Lease and the Term pursuant hereto, (i) the insurance proceeds under the insurance policies required by any provision of this Lease insuring against damage to or destruction of the Premises by fire or other casualty shall be paid to Landlord, subject to the rights of the holder(s) of the Fee Mortgage(s), and Tenant hereby waives, releases and relinquishes any and all rights or claims to such proceeds, and (ii) Tenant shall have no obligation to Restore.

         SECTION 6.02.

         (a) Provided no Event of Default shall exist hereunder, and subject to the rights of any Fee Mortgagee(s), Landlord shall pay over to Tenant in a single installment, promptly after receipt by Landlord, any insurance proceeds received by Landlord in connection with damage and destruction to the Premises from insurance maintained or caused to be maintained by Tenant (other than rental insurance proceeds), but in no event to any extent or in any sum exceeding the amount actually received or collected by Landlord in connection with such damage or destruction of the Premises; provided, however, that before paying such proceeds over to Tenant, Landlord shall first be entitled to reimburse itself therefrom to the extent, if any, of the reasonable expenses (including reasonable attorneys' fees and disbursements) paid or incurred by Landlord in the collection of such proceeds. The insurance proceeds paid over to Tenant shall be held and applied to Restoration to the extent required therefor, any excess to be retained by Tenant for its own account.

         (b) If the insurance proceeds shall be insufficient for the purpose of paying for any Restoration, Tenant shall nevertheless be required to make the Restoration and pay any additional sums required to complete the same in the manner prescribed by this Article 6.

         SECTION 6.03. Tenant shall perform such Restoration or cause the same to be performed in accordance with all Governmental and Insurance Requirements (as hereinafter defined) applicable thereto.

         SECTION 6.04. Except as provided in subsection (b) of Section 6.01, this Lease shall not terminate, be forfeited or otherwise affected in any manner, and, except to the extent of the proceeds of rent insurance payable to Landlord, there shall be no reduction or abatement of the rental payable hereunder, by reason of damage to or destruction of the Premises or any part thereof or otherwise. It is the intention of Landlord and Tenant that the foregoing is an "express agreement to the contrary" as provided in the applicable laws, if any, of the State of Florida and shall govern and control in lieu thereof.


                                   ARTICLE 7
                                   ---------

                                  CONDEMNATION
                                  ------------

         SECTION 7.01.

         (a) If at any time during the Term, the whole or substantially all of the Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain or by agreement between Landlord and those authorized to exercise such right, this Lease and the Term shall terminate on the date of taking (as hereinafter defined) and the rental payable by Tenant hereunder shall be apportioned and paid to the date of taking.

         (b) If the whole or substantially all of the Premises shall be taken or condemned as provided in this Article, the aggregate of all awards and/or damages (collectively, the "award") in respect of such taking (other than any separate awards made to Tenant for loss of trade fixtures and/or relocation expenses) shall be paid out and distributed to Landlord.

         (c) In case of any taking and whether or not this Lease shall terminate by reason thereof, each of the parties agrees to execute any and all documents that may be required in order to effect and facilitate the collection of the award for the taking.

         SECTION 7.02. For purposes of this Article 7, the following terms shall have the following meanings:

         (a) "substantially all of the Premises" shall be deemed to mean such portion of the Premises as, when so taken, would, in the judgment of Tenant reasonably exercised, leave remaining a portion of the Premises which, due either to the area so taken or the location of the part so taken in relation to the part remaining, would not, under economic conditions or under zoning or other applicable laws or building regulations then existing or prevailing, and after performance of all covenants, agreements, terms and provisions herein to be performed by Tenant, accommodate a new or reconstructed building of a character, type and size which could be used for the uses hereunder at the date of such taking.

         (b) "date of taking" shall be deemed to be the date on which the whole or substantially all of the Premises, or a part thereof, as the case may be, shall have vested in any lawful condemning authority, or the date on which actual possession thereof is acquired, whichever shall be earlier.

         SECTION 7.03.

         (a) If less than substantially all of the Premises shall be taken, this Lease and the Term shall continue (except that this Lease shall terminate in respect of the portion of the Premises taken and the Base Rent shall be reduced proportionately). Tenant shall proceed diligently to Restore any remaining part of the building on the Premises not so taken so that the same shall be a complete, self-contained architectural unit and, to the extent practicable, of a size and condition substantially similar to the size and condition existing immediately prior to such taking, in good condition and repair.

         (b) In the event of any taking of less than substantially all of the Premises that results in Restoration of the Premises being required of Tenant hereunder, then the award in respect of such taking shall be paid out and distributed promptly after receipt by Landlord as follows:

              (i) there shall first be paid to Tenant in a single installment an amount equal to the estimated cost of such Restoration as may be required hereunder, to be held and applied by Tenant for such purpose; and

              (ii) next, subject to the rights of the Fee Mortgagee(s) there shall be paid to Landlord the remainder of the award, if any.

         (c) Such Restoration shall be performed in accordance with and subject to the provisions of Articles 6 and 11.

         (d) Each of the parties agrees to execute any and all documents that may be required in order to effect and facilitate collection of the award.

         SECTION 7.04. In case of any governmental action, not resulting in the taking or condemnation of any portion of the Premises but creating a right to compensation therefor, such as the change of grade or widening of any street upon which the Premises abut, this Lease shall continue in full force and effect without reduction or abatement of rental and the entire award therefor shall belong to Landlord. Tenant hereby waives any and all claims, and releases and relinquishes all of its interest in and to any award, damages or other compensation of any kind resulting from or predicated upon a change of grade or street widening (except any separate award made to Tenant for loss of trade fixtures and/or relocation expenses).

         SECTION 7.05. It is the intention of Landlord and Tenant that the provisions of this Article 7 shall constitute an "express agreement to the contrary" as provided in the applicable laws, if any, of the State of Florida and shall govern and control in lieu thereof.


                                   ARTICLE 8
                                   ---------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

         SECTION 8.01. Tenant, with the consent of Landlord which shall not be unreasonably withheld or delayed, may at any time and from time to time, sublet the Premises or any part thereof. If the Premises are sublet, Tenant shall deliver to Landlord a duplicate original of said agreement of subletting. Tenant, with the consent of Landlord which shall not be unreasonably withheld or delayed, upon complying with the provisions of this Section, may, at any time assign this Lease or Tenant's interest in the Premises. Such assignment of lease by Tenant shall be ineffective unless Tenant delivers to Landlord, within five (5) days after the execution and delivery of such assignment, a duplicate original of said assignment in recordable form and an instrument executed by the assignee providing that the assignee assumes and agrees to perform each and every provision of this Lease on the part of Tenant to be performed with the same force and effect as if the assignee in said assignment was named as the original Tenant hereunder. Each and every subsequent assignment of this Lease by Tenant shall comply with the provisions of this Section. Notwithstanding the foregoing, Tenant, without the consent of Landlord but otherwise upon complying with the provisions of this Section, may, at any time and from time to time, sublet the Premises or any part thereof or assign this Lease or Tenant's interest in the Premises to an Affiliate. An "Affiliate" shall mean, for the purposes hereof, any person or entity, which, directly or indirectly, controls, or is controlled by or is under common control with, Tenant or any principal of Tenant (or any permitted successor of Tenant or any principal of such successor). The words "control," "controlled by," or "under common control with" shall mean, for purposes hereof, the possession of the power to direct or cause the direction of the management and policy of such entity, whether through the ownership of voting interests or securities or contract. An affiliate shall also mean any person who is a principal of Tenant.


                                   ARTICLE 9
                                   ---------

                            REPAIRS AND MAINTENANCE
                            -----------------------

         Throughout the Term, Tenant, at its sole cost and expense, covenants and agrees to take good care of the Premises, and fixtures and other equipment therein or serving the same and the appurtenances thereto, and all grounds, facilities, curbs and other paved walkways and areas, and Tenant agrees to put, keep and maintain all of the foregoing in a safe, sound and lawful order and condition, and make all repairs thereto and therein, interior and exterior, ordinary and extraordinary, foreseen and unforeseen, as shall be necessary to keep and maintain the same in such safe and sound order and condition and in compliance with all Governmental and Insurance Requirements. Tenant shall not commit or suffer, and shall use reasonable precaution to prevent waste, damage or injury to the Premises or any part thereof.


                                   ARTICLE 10
                                   ----------

                       CHANGES, ALTERATIONS AND ADDITIONS
                       ----------------------------------

         SECTION 10.01. Tenant, with the consent of Landlord which shall not be unreasonably withheld or delayed, may at any time or times during the Term, at its own cost and expense, make any alterations, rebuildings, replacements, changes, additions and improvements in, to or at the Premises and to the buildings from time to time thereon (singly or collectively, the "Improvement"), provided that any Improvement shall be performed in compliance with the requirements set forth below:

         (a) Any Improvement shall be made and completed promptly (unavoidable delays excepted), in a good and workmanlike manner, in substantial compliance with all applicable permits and authorizations and all Governmental and Insurance Requirements. Upon completion of any such Improvement, Tenant shall furnish or cause to be furnished to Landlord, promptly following the issuance thereof, copies of any approvals of any applicable governmental authority and/or Board of Fire Underwriters or Insurance Services Office, if normally issued, evidencing that the same has been performed and completed substantially in accordance with all Governmental Requirements and Insurance Requirements.

         (b) The cost of any Improvement shall be paid so that the Premises shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Premises, and if any such lien shall at any time be filed, Tenant shall cause the same to be vacated or discharged in accordance with the provisions of Article 15.

         SECTION 10.02. Notwithstanding the foregoing, Tenant, without the consent of Landlord but otherwise in compliance with Section 10.01, may at any time or times during the Term make (i) Improvements the cost of which is not in excess of $50,000 or (ii) Improvements in connection with any maintenance and repair pursuant to Article 9 or any Restoration.

         SECTION 10.03. Title to all additions, alterations, improvements and replacements made by Tenant to the Premises, including without limitation, the Improvements, shall forthwith vest in Landlord, without any obligation by Landlord to pay any compensation therefor to Tenant or those claiming by, through or under Tenant.


                                   ARTICLE 11
                                   ----------

                           GOVERNMENTAL REQUIREMENTS
                           AND INSURANCE REQUIREMENTS
                           --------------------------

         SECTION 11.01. Tenant, at Tenant's sole cost and expense, shall comply with (i) any and all present and future laws, rules, orders, ordinances (including zoning ordinances), regulations and requirements applicable to the Premises, or any part thereof, now or hereafter enacted or promulgated by any Federal, state or municipal governmental authority having jurisdiction over the Premises (collectively, "Governmental Requirements"), and (ii) all requirements of insurance authorities or companies and the Board of Fire Underwriters or Insurance Services Office affecting the Premises or any parts thereof (collectively, "Insurance Requirements").

         SECTION 11.02. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right to contest the validity or applicability of any Governmental Requirements or Insurance Requirements affecting the Premises by appropriate legal or administrative proceedings and Tenant shall be entitled to postpone compliance with the obligation being contested so long as (i) no Event of Default shall have occurred and is continuing hereunder; (ii) Tenant shall give Landlord prior written notice of the commencement of such contest; (iii) noncompliance shall not subject Landlord to any criminal penalty or to prosecution for a crime; and (iv) the Premises shall not be in danger of being sold, forfeited or lost and the Certificate of Occupancy shall not be in danger of being suspended by reason of such contest.


                                   ARTICLE 12
                                   ----------

                           DISCHARGE OF LIENS; BONDS
                           -------------------------

         SECTION 12.01. Tenant shall not create, suffer or permit to be created or to remain, any mechanic's, laborer's, materialman's lien upon the Premises.

         SECTION 12.02. If any mechanic's, laborer's or materialman's lien at any time shall be filed or permitted to exist against the Premises or any part thereof, by reason of any work, labor or services performed or materials furnished, or claimed to have been performed or furnished to or on behalf of Tenant or those claiming under Tenant, Tenant, within twenty (20) days after receipt of notice of filing thereof, shall cause the same to be vacated or discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be vacated or discharged within the period aforementioned, Landlord, in addition to any other right or remedy of Landlord hereunder, may, upon ten (10) days' prior notice to Tenant, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event, Landlord shall be entitled, if it shall so elect, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord, and all reasonable costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, incurred by Landlord in connection therewith, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

         SECTION 12.03. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or other-wise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or services or the furnishing of any materials for any specific improvement, alteration to or repair of the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any labor or services or the furnishing of materials that would give rise to the filing of any lien against the estate or interest of Landlord in the Premises. Notice is hereby given, and Tenant shall cause all construction agreements to which it is a party to provide, that Landlord shall not be liable for any work or other services performed or to be performed at the Premises for Tenant or for any materials furnished or to be furnished at the Premises to Tenant, that the contractor performing any work or services and/or furnishing any materials to the Premises for or on behalf of Tenant shall not look to Landlord for the payment therefor, and that no mechanic's or other lien for such work, services or materials shall attach to or affect the estate or interest of Landlord in and to the Premises.


                                   ARTICLE 13
                                   ----------

                                REPRESENTATIONS
                                ---------------

         SECTION 13.01. Landlord represents that it owns the Premises and that the execution and delivery of this Lease have been duly authorized by all necessary and proper action on the part of Landlord.

         SECTION 13.02. Tenant represents that the execution and delivery of this Lease have been duly authorized by all necessary and proper action on the part of Tenant.


                                   ARTICLE 14
                                   ----------

                          INDEMNIFICATION OF LANDLORD
                          ---------------------------

         SECTION 14.01. Tenant, subject to the provisions of Section 7.02(f), agrees to indemnify and save Landlord harmless from and against any and all claims, obligations, liabilities, suits, actions, proceedings, judgments, damages, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and disbursements, imposed upon or incurred by Landlord by reason of any of the following occurring during the Term, unless resulting from any act, omission or negligence of Landlord, or Landlord's agents or employees:

         (a) any use, non-use, possession, occupation, repair, alteration, condition, operation, maintenance or management of the

Premises or any part thereof, or the streets and sidewalks abutting the same by Tenant, or its agents or employees;

         (b) any act, omission or negligence on the part of Tenant or its agents;

         (c) any accident, injury (including death) or damage to any person or property occurring in, on or about the Premises or any part thereof or the streets or sidewalks abutting the same; or

         (d) any lien or claim which may be asserted against the Premises or any part thereof, arising from any failure by Tenant to perform its obligations under this Lease.

         SECTION 14.02. The obligations of Tenant under this Article 14 shall not be limited or affected in any way by the limits of insurance required to be carried or caused to be carried by Tenant hereunder or by the absence in any case of covering insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under insurance policies affecting the Premises, or any parts thereof.

         SECTION 14.03. If any claim, action or proceeding is made or brought against Landlord by reason of any event with respect to which Tenant has indemnified Landlord hereunder, then, Landlord shall promptly notify Tenant and Tenant, at its sole cost and expense, shall resist or defend such claim, action or proceeding, in Landlord's name if necessary, by the attorneys for Tenant's insurance carrier (if such claim, action or proceeding is covered by insurance) or otherwise by such attorneys as Tenant shall select and Landlord shall approve, which approval shall not be unreasonably withheld or delayed. Nothing herein contained shall prohibit Landlord, at its own expense, from participation in such claim, action or proceeding with counsel of its own choice.

         SECTION 14.04. The provisions of this Article 14 shall survive the termination or expiration of the Term in respect of any occurrence prior to the termination or expiration of the Term.


                                   ARTICLE 15
                                   ----------

                                RIGHT OF ACCESS
                                ---------------

         Upon reasonable notice to Tenant, Tenant shall permit Landlord and its agents and representatives to enter the Premises at all reasonable times (or at any time and without notice in the case of an emergency) for the purpose of (a) inspecting the same, and (b) making any necessary repairs thereto and performing any other work therein pursuant to Article 16.

                                   ARTICLE 16
                                   ----------

                                   SELF-HELP
                                   ---------

         SECTION 16.01. If at any time Tenant shall fail to pay, in accordance with the provisions hereof, any Imposition for which it is obligated hereunder, or to take out, pay for, maintain or deliver any of the insurance policies required of it herein or certificates evidencing same, or to perform any other act on its part to be made or performed under this Lease, then Landlord, without waiving or releasing Tenant from any obligation contained in this Lease and in addition to any and all other remedies Landlord may have hereunder, may (but shall be under no obligation to), upon the giving of notice to Tenant of such failure and the continuance of such failure by Tenant for fifteen (15) days after the giving of such notice (except that shorter notice, to the extent feasible, or no notice, need be given in the case of an emergency, or in cases when any insurance policy described in Article 7 would lapse in less than ten
(10) days) or if such failure cannot be cured within said fifteen (15) days, the failure of Tenant to commence to cure within said fifteen (15) days or to diligently and continuously thereafter prosecute such cure:

         (a) pay or cause to be paid any Imposition required to be paid by Tenant pursuant to the provisions hereof; or

         (b) take out, pay for and maintain any of the insurance policies provided for herein; or

         (c) pay any other sums, costs, expenses, charges, payments or deposits payable by Tenant hereunder, or perform any other act on Tenant's part to be made or performed as in this Lease set forth, and Landlord may enter upon the Premises for such purpose and take all such action thereon as may be necessary therefor.

         SECTION 16.02. All sums paid by Landlord and all reasonable costs and expenses incurred by Landlord in connection with the performance of any act permitted by Section 16.01 shall be paid by Tenant to Landlord as additional rent on demand. Any payment or performance by Landlord pursuant to the foregoing provisions of this Article 16 shall not be nor be deemed to be a waiver or release of the breach or default of Tenant with respect thereto or of the right of Landlord to terminate this Lease, institute summary proceedings and/or take such other action as may be permissible hereunder or otherwise if an Event of Default by Tenant shall have occurred.

                                   ARTICLE 17
                                   ----------

                      PERMITTED USE; NO UNLAWFUL OCCUPANCY
                      ------------------------------------

         SECTION 16.01. During the Term, Tenant may use and occupy the Premises for light manufacturing, warehouse and distribution purposes or any other lawful purpose.

         SECTION 16.02. Tenant shall not use or occupy, nor permit or suffer the Premises or any part thereof, to be used or occupied for any unlawful purpose.


                                   ARTICLE 18
                                   ----------

                               EVENTS OF DEFAULT,
                    CONDITIONAL LIMITATIONS, REMEDIES, ETC.
                    ---------------------------------------

         SECTION 18.01. The occurrence at any time during the Term of any one or more of the events set forth in subsections (a), (b) or (c) of this Section
18.01 shall constitute an "Event of Default" hereunder:

         (a) if Tenant shall fail to pay in full any installment of Base Rent, any item of additional rent, or any other payment required to be paid by Tenant under this Lease, when the same shall become due and payable hereunder, and such default shall continue for a period of ten (10) days after notice thereof from Landlord to Tenant; or

         (b) (i) if Tenant shall abandon the Premises in its entirety and such default shall continue for a period of thirty (30) days after notice; or

              (ii) if Tenant shall fail to keep, observe or perform any of the other terms, covenants, conditions or agreements of this Lease on Tenant's part to be kept, observed or performed, and such default shall continue for a period of thirty (30) days after notice thereof by Landlord to Tenant specifying such default (unless such default requires work to be performed, acts to be done or conditions to be removed which cannot by their nature reasonably be performed, done or removed, as the case may be, within such thirty (30) day period, then if Tenant shall not have commenced curing the same within such thirty (30) day period or shall thereafter fail diligently and continuously to prosecute the same to completion); or

         (c) (i) if Tenant is generally not paying its debts as such debts become due, within the meaning of such phrase under Title 11 of the United States Code, or shall admit in writing that it is unable to pay its debts as such debts become due; or

              (ii) if Tenant shall make an assignment for the benefit of creditors; or

              (iii) if Tenant shall file a voluntary petition under Title 11 of the United States Code, as the same may be amended, or if such a petition is filed against Tenant and an order is entered as a result of such petition, or if Tenant shall file any petition or answer seeking, consenting to or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal bankruptcy code or any other present or future applicable federal or state or other statute or law, or shall seek or consent to or acquiesce in the appointment of any custodian, trustee, receiver, sequestrator, liquidator or other similar official of Tenant or of all or any substantial part of its property or of the Premises or any interest of Tenant therein, or if Tenant shall take any action in furtherance of any action described in subdivisions (i), (ii) or (iii) of this
              Section 18.01(c); or

              (iv) if within ninety (90) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal bankruptcy code or any other present or future applicable federal or state statute or law, such proceeding shall not have been dismissed, or if within ninety (90) days after the appointment, without the consent or acquiescence of Tenant, of any custodian, trustee, receiver, assignee, sequestrator, liquidator or any other similar official of Tenant or of all or any substantial part of its properties or of the Premises or any interest of Tenant therein, such appointment shall not have been vacated or stayed on appeal or otherwise, or if within sixty (60) days after the expiration of any such stay, such appointment shall not have been vacated.

         SECTION 18.02.

         (a) Upon the occurrence of any of the Events of Default set forth in
Section 18.01(c), Landlord may at any time thereafter serve upon Tenant a ten
(10)-day notice of termination of this

Lease and upon the expiration of such ten (10)-day period, this Lease and the Term shall cease, terminate and expire as fully and completely as if the expiration of such ten (10)-day period were the date herein definitely fixed for the end and expiration of the Lease and the Term, and Tenant immediately shall quit and surrender the Premises; or if such termination shall be proscribed by any law applicable to the proceeding or stayed by order of any court having jurisdiction over the proceeding, then, following the expiration of any stay, or if the trustee appointed in any such proceeding, Tenant or Tenant as debtor-in-possession shall fail to assume this Lease in its entirety and all of the covenants thereof within the period prescribed therefor by law or as may be allowed by the court, and/or said trustee, Tenant or Tenant as debtor-in-possession shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises and adequate assurances of the complete and continuous future performance of Tenant's obligations under this Lease, Landlord, to the extent permitted by law or by leave of the court having jurisdiction over the proceeding, shall have the right, at its election, to terminate this Lease on ten (10) days' notice to Tenant, Tenant as debtor-in-possession or said trustee, and upon the expiration of said ten (10)-day period this Lease shall cease and expire as fully and completely as if such date were the date herein definitely fixed for the end and expiration of this Lease and the Term, and thereupon neither Tenant nor any subtenant or other person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to the possession of the Premises, or any part thereof, and Landlord, in addition to the other rights and remedies given pursuant to this Article, or by virtue of any other provision in this Lease contained, or by virtue of any statute or rule of law, may retain or receive as partial liquidated damages any rental, or other moneys received by it from Tenant or others on behalf of Tenant.

         (b) If this Lease shall terminate and expire pursuant to the provisions of Section 18.02(a) Landlord shall be entitled to prove and recover in any such bankruptcy, insolvency, receivership, reorganization or dissolution proceeding all arrears in rental and, in addition thereto as liquidated damages an amount equal to the maximum allowed by statute or rule of law in effect at the time when and governing the proceedings in which such damages are to be proved, whether or not such amount be greater or less than the amount referred to in subsection (a) of this Section 18.02.

         SECTION 18.03.

         (a) Upon the occurrence of any of the Events of Default set forth in
Section 18.01(b), Landlord may at any time thereafter and during the continuance of any such Event of Default serve upon Tenant a ten (10)-day notice of termination of this Lease and upon the expiration of such ten
(10)-day period, this Lease and the Term shall cease, end and expire as fully and completely as if the expiration of such ten (10)-day period were the date herein definitely fixed for the end and expiration of this Lease and the Term, and thereupon Tenant and any subtenant or other person claiming through or under Tenant shall quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

         (b) If the notice provided for in Section 18.03(a) shall have been given, and the Term shall have expired as aforesaid, or if any of the Events of Default set forth in Section 18.01(a) shall occur, then and in any of such events Landlord may, without further notice, re-enter and repossess the Premises, using such force for that purpose as may be lawful and necessary without being liable to indictment, prosecution or damages therefor, and may dispossess Tenant and any subtenant or other person claiming through or under Tenant by summary proceedings or otherwise and remove their effects and hold the Premises as of Landlord's former estate as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to reenter or to institute legal proceedings to that end.

         SECTION 18.04. If this Lease and the Term shall have terminated and expired as provided in Section 18.03(a), or if Landlord shall have re-entered the Premises and/or shall have dispossessed Tenant by summary proceedings or otherwise as provided in Section 18.03(b):

         (a) Tenant shall pay to Landlord all rental payable under this Lease to the date upon which this Lease and the Term shall have terminated, expired and come to an end or to the date of re-entry upon the Premises by Landlord, as the case may be;

         (b) Landlord may repair, renovate, remodel and/or alter the Premises or any part thereof in such manner as Landlord may reasonably deem necessary or advisable to relet the Premises without thereby relieving Tenant of any liability under this Lease or otherwise affecting any such liability, and/or Landlord may let or relet the Premises or any parts thereof for the whole or any part of the remainder of the Term or for a longer period, in Landlord's name or as agent of Tenant, at such rental and upon such terms and conditions as Landlord shall deem reasonable, to any tenant it may deem suitable and for any use or purpose it may deem appropriate, and out of any rent and other sums collected or received as a result of such reletting Landlord shall: first, pay to itself all reasonable costs and expenses of terminating this Lease, re-entering, retaking, repossessing and repairing the Premises, the reasonable costs and expenses of such renovations, remodeling and/or alterations of the Premises or any part thereof as reasonably required to prepare the Premises for reletting, and the reasonable cost and expense of removing all persons and property therefrom, including in such costs reasonable attorneys' fees and disbursements; second, pay to itself the reasonable costs and expenses sustained in securing any new tenants and other occupants, including in such costs, brokerage commissions, reasonable attorneys' fees and disbursements and other expenses of preparing the Premises or any part thereof for reletting and, if Landlord shall maintain and operate the Premises, the reasonable cost and expense of operating and maintaining the Premises, and third, pay to itself any balance remaining on account of amounts due and owing from Tenant to Landlord hereunder. Any rents or other sums received by Landlord on a reletting in excess of the rental reserved in this Lease shall belong solely to Landlord. Nothing in this Article shall in any way affect Landlord's duty, hereby confirmed, to mitigate damages by using reasonable efforts to re-let the Premises at the fair market value.

         (c) Tenant shall be liable for and shall pay to Landlord, as damages, any deficiency (the "Deficiency") between the Base Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term and the net amount, if any, of rents collected under any reletting effected pursuant to Section 18.04(b) for any part of such period (after first deducting from the rents collected under any such reletting all of the payments to Landlord described in Section 18.04(b)); any such Deficiency shall be paid by Tenant in installments on the days specified in this Lease for the payment of installments of Base Rent, and Landlord shall be entitled to recover from Tenant such Deficiency installment(s) as the same shall arise, and no suits or actions to collect the amount or amounts of any Deficiency for any period shall prejudice Landlord's right to collect the Deficiency for any subsequent period by a similar suit or action.

         SECTION 18.05. No termination of this Lease pursuant to Section 21.03(a), and no re-entry or taking of possession by Landlord and/or reletting of the Premises or any part thereof pursuant to Sections 18.03(b) and 18.04(b), shall relieve Tenant of its liabilities and obligations under this Article 18, all of which shall survive such expiration, termination, re-entry, repossession or reletting.

         SECTION 18.06. Suit or suits for the recovery of damages, or for a sum equal to any installment or installments of rental payable hereunder or any Deficiency or other sums payable by Tenant to Landlord pursuant to this Lease, may be brought by Landlord from time to time at Landlord's election, and nothing herein contained shall be deemed to require Landlord to await the date whereon this Lease and the Term would have expired by limitation had there been no Event of Default by Tenant, re-entry or termination.

         SECTION 18.07. Tenant waives any and all right of redemption provided by any law or statute now in force or hereafter enacted or otherwise, or re-entry or repossession or to restore the operation of this Lease in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of reentry or repossession by Landlord or in case of any expiration or termination of this Lease. The terms "enter," "re enter," "entry" or "re-entry," as used in this Lease are not restricted to their technical legal meaning.

         SECTION 18.08. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rental during the continuance of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant or condition. No agreement, term, covenant or condition of this Lease to be performed or complied with by Tenant, and no breach thereof, shall be or be deemed to be waived, altered or modified except by a written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

         SECTION 18.09. Each right and remedy of Landlord provided for in this Lease, shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease, or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other such rights or remedies.

         SECTION 18.10.

         (a) Tenant shall pay to Landlord all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by Landlord in any action or proceeding to which Landlord may be made a party by reason of any act or omission of Tenant, provided that such act or omission does not result from any act or omission of Landlord.

         (b) Tenant shall also pay to Landlord all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by Landlord in enforcing any of the covenants and provisions of this Lease or incurred in any action or proceeding brought by Landlord against Tenant on account of the provisions hereof, provided Landlord shall prevail in such action or proceeding, and all such costs, expenses and reasonable attorneys' fees and disbursements may be included in and form a part of any judgment entered in any action or proceeding brought by Landlord against Tenant on or under this Lease.


                                   ARTICLE 19
                                   ----------

                                    NOTICES
                                    -------

         SECTION 19.01. Whenever it is provided herein or prescribed by law that notice, demand, request, consent, approval or other communication shall or may be given to or served upon either of the parties hereto such notice, demand, request, consent, approval or other communication shall be in writing and, unless otherwise prescribed by law or governmental regulation, shall be effective for any purpose only if delivered personally against receipt therefor or sent by registered or certified mail, postage prepaid, return receipt requested, to the parties at the respective addresses set forth below, or to such other addresses as either party may from time to time designate by like notice given to the other.

              (a)       If to Tenant:

                        THE FONDA GROUP, INC.
                        15-29 Lower Newton Street
                        St. Albans, Vermont 05478

                        Attn: President


              (b)       If the Landlord:

                        C/O FOUR M CORPORATION
                        115 Stevens Avenue
                        Valhalla, New York 10595


         SECTION 19.02. Every notice, demand, request, consent, approval or other communication hereunder shall be deemed to have been given or served on the date personally delivered or three (3) business days after the date that the same shall have been deposited in the United States mails postage prepaid, in the manner aforesaid, except that a notice of change of address shall be deemed to have been given only when received by the addressee.

                                   ARTICLE 20
                                   ----------

                                 SUBORDINATION
                                 -------------

         SECTION 20.01. This Lease, the leasehold estate of Tenant created hereby and all rights of Tenant hereunder shall be subject and subordinate to any and all Fee Mortgage(s) which may now or hereafter cover all or any part of the Premises and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that the Fee Mortgagee(s), shall have no duty, liability or obligation to perform any of the obligations of Landlord under this Lease, but in the event of Landlord's default with respect to any such obligation, Tenant will give any Fee Mortgagee(s) whose name and address have been furnished Tenant in writing for such purpose notice of Landlord's default and allow such Fee Mortgagee(s) thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Tenant may have by reason thereof. If any Fee Mortgagee(s) shall elect to have this Lease superior to the lien of its Fee Mortgage and shall give written notice thereof to Landlord and Tenant, this Lease shall be deemed prior to such Fee Mortgage, notwithstanding the relative dates of the documentation or recordation thereof.

         SECTION 20.02. Subject to the non-disturbance provisions of paragraph 20.03, Tenant agrees to attorn to any Fee Mortgagee(s) or any other party who acquires ownership of the Premises by reason of a foreclosure of a Fee Mortgage, and that in the event of such foreclosure, such new owner shall: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Tenant may have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

         SECTION 20.03. With respect to any Fee Mortgage entered into by Landlord after the execution of this Lease, Tenant's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Fee Mortgagee(s) that Tenant's possession of the Premises and this Lease, will not be disturbed so long as Tenant is not in default thereof and attorns to the record owner of the Premises.

         SECTION 20.04. The agreements contained in this paragraph 20 shall be effective without the execution of any further documents; provided, however, that, upon written request from Landlord or a Fee Mortgagee(s) in connection with a sale, financing or refinancing of the Premises, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or nondisturbance agreement as is provided for herein.

                                   ARTICLE 21

                                  SALE OPTION

         Tenant hereby grants Landlord the option (the "Sale Option") to sell and convey the Premises to Tenant for a purchase price (the "Purchase Price") of One Million Five Hundred Thousand ($1,500,000) Dollars; provided, however, that the Purchase Price shall be increased in proportion to the increase, if any, by which the Base Rent shall have increased from the Commencement Date to the Closing Date (as hereinafter defined). The Sale Option shall be exercisable only by Landlord's giving Tenant notice thereof from and after January 1, 1998 and on or before July 31, 2006, time being of the essence. The closing of title (the "Closing") shall take place at 115 Stevens Avenue, Valhalla, New York, at 10:00 a.m. on the date which shall be forty-five (45) days following the date of Landlord's notice or if said date shall not be a business day, the first business day thereafter (the date on which the Closing takes place being called the "Closing Date"), or at such other time and place as shall be agreed to by Landlord and Tenant. Title to the Premises shall be conveyed by Landlord to Tenant by special warranty deed free and clear of all liens and encumbrances other than the Permitted Exceptions. The Purchase Price shall be payable upon the Closing as follows:

         (a) Three Hundred Fifty Thousand ($350,000) Dollars shall be payable by unendorsed certified or bank check drawn to the order of Landlord or Landlord's designee(s), or by wire transfer to account(s) designated by Landlord;

         (b) if on the Closing Date, the Premises shall be encumbered by a Fee Mortgage(s), at Landlord's election, an amount equal to the outstanding principal balance secured thereby, shall be payable by Tenant's accepting title to the Premises subject thereto and assuming the payment and performance of all obligations to be performed thereunder, and under the promissory note(s) secured thereby (collectively, the "Assumed Fee Mortgage"), from and after the Closing Date; and

         (c) the balance of the Purchase Price shall be payable by Tenant's Promissory Note in such amount. Tenant's Promissory Note shall (i) be for a term of seven (7) years following the Closing Date; (ii) be repayable in eighty-four (84) equal monthly installments in an amount not to exceed the monthly installment of Base Rent in effect on the day preceding the Closing Date, commencing on the first day of the month following the Closing Date and on the first day of each succeeding month, applied first to the payment of interest calculated on the outstanding principal balance thereof at the rate per annum equal to two (2) percentage points above the prime rate in effect as of the Closing Date, as published in the New York Times, and then in reduction of principal.

Notwithstanding the foregoing, if such payments shall not be sufficient to fully satisfy such Promissory Note, the eighty-fourth (84th) and final installment shall be in an amount equal to the outstanding principal balance of such Promissory Note, together with interest accrued thereon; (iii) be secured by a Mortgage or Deed of Trust covering the Premises, subject only to the Permitted Exceptions and the Assumed Fee Mortgage, if applicable; (iv) if applicable, Landlord shall have the right to incorporate the outstanding principal balance of Tenant's Promissory Note in the Assumed Fee Mortgage; and
(v) subject to the foregoing, be in form and content reasonably satisfactory to Landlord and Tenant.


                                   ARTICLE 22
                                   ----------

                      CERTIFICATES BY TENANT AND LANDLORD
                      -----------------------------------

         Tenant and Landlord agree, at any time and from time to time upon not less than ten (10) days' prior notice by the other, to execute, acknowledge and deliver to the other (or any other parties specified by the other) a statement certifying (i) that this Lease is unmodified and in full force and effect (or if there have been any modifications, or supplements that the same, as modified and/or supplemented, is in full force and effect and stating the modifications and/or supplements), (ii) the date(s) to which the Base Rent has been paid,
(iii) whether to the best knowledge of the person executing such certificate there is then any existing default in the performance of the other party's obligations under this Lease and, if so, specifying each such default, and (iv) whether to the best knowledge of the person executing such certificate there then exist any set-offs or defenses to the enforcement of this Lease by Landlord or any claims by Tenant against Landlord, and it being intended that any such statement may be relied upon by the other party and/or such third parties as the other party shall have designated.


                                   ARTICLE 23
                                   ----------

                             CONSENTS AND APPROVALS
                             ----------------------

         All consents and approvals which may be given under this Lease shall, as a condition of their effectiveness, be in writing. The granting of any consent or approval by Landlord to the performance of any act by Tenant requiring the consent or approval of Landlord, under any of the terms or provisions of this Lease shall relate only to the specified act or acts thereby consented to or approved and, unless otherwise specified, shall not be deemed a waiver of the necessity for such consent or approval for the same or any similar act in the future, and/or the failure on the part of Landlord to object to any such action taken by Tenant without the consent or approval of Landlord, shall not be deemed a waiver of its right to require such consent or approval for any further similar act. Whenever the consent of Landlord is required hereunder, Landlord agrees not to unreasonably withhold or delay such consent.


                                   ARTICLE 24
                                   ----------

                            SURRENDER AT END OF TERM
                            ------------------------

         SECTION 24.01. On the last day of the Term or upon any sooner termination of this Lease, or upon a re-entry by Landlord upon the Premises pursuant to Article 18 hereof, Tenant agrees that it shall well and truly surrender and deliver up to Landlord the Premises, together with all additions, alterations and improvements thereto, in good order, and in the condition and state of repair in which Tenant is obligated to maintain the same pursuant to
Article 9, reasonable wear and tear excepted, free and clear of all subleases, occupancies, liens and encumbrances.

         SECTION 24.02. Nothing in this Lease shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures and moveable furniture, furnishings and equipment installed in the Premises by Tenant.


                                   ARTICLE 25
                                   ----------

                                QUIET ENJOYMENT
                                ---------------

         Landlord covenants that, if and so long as no Event of Default shall have occurred and be continuing hereunder, Tenant shall and may (subject, however, to the terms and conditions of this Lease), peaceably and quietly have, hold and enjoy the Premises during the Term without molestation or disturbance by or from Landlord or any person claiming by, through or under Landlord.


                                   ARTICLE 26
                                   ----------

                        INVALIDITY OF CERTAIN PROVISIONS
                        --------------------------------

         If any term or provision of this Lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE 27
                                   ----------

                            RECORDING OF MEMORANDUM
                            -----------------------

         Landlord and Tenant, upon the written request of the other, shall join in the execution of a Memorandum of this Lease and of any amendments or supplements to this Lease in proper form for recording, setting forth such provisions, other than the rental terms, as shall be required by law or requested by either party to give notice of the existence of this Lease, such amendment or supplement and the provisions thereof. Either party may cause such Memorandum to be recorded, and the party causing such Memorandum to be recorded shall pay and discharge all costs and fees in connection therewith.


                                   ARTICLE 28
                                   ----------

                            WAIVER OF TRIAL BY JURY
                            -----------------------

         To the fullest extent permitted by law, Landlord and Tenant do hereby waive and will waive all rights to trial by jury on any cause of action, proceeding or counterclaim directly or indirectly arising out of or in any way connected with this Lease, the Premises, Tenant's use and occupancy of the Premises or any matters whatsoever arising out of or in any way connected with this Lease. The provisions of this Lease relating to waiver of a jury trial shall survive the expiration of the Term.


                                   ARTICLE 29
                                   ----------

                                     BROKER
                                     ------

         Tenant and Landlord acknowledge, represent and warrant to each other that it has not dealt with any broker in respect of this Lease or the Premises. As a special inducement for the execution and delivery of this Lease by the other, Landlord and Tenant hereby covenant and agree forever to defend, indemnify and hold the other and its successors and assigns harmless from and against any and all claims, demands or judgments (and for all expenses, including, but not limited to, reasonable counsel fees and expenses incurred by the other in connection therewith) for any commissions, fees or other compensation of any kind by or in favor of any broker or other party, claiming to have brought the availability of the Premises to the attention of the indemnifying party and/or claiming to have dealt with the indemnifying party in connection with this Lease.

                                   ARTICLE 30
                                   ----------

                                 MISCELLANEOUS
                                 -------------

         SECTION 30.01. The captions of this Lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease or in any way affect this Lease.

         SECTION 30.02. The Table of Contents is for convenience of reference only and is not to be deemed or construed in any way as part of this Lease or as supplemental thereto or amendatory thereof. All references herein to Articles, Sections, subsections or subdivisions, shall, unless the context shall clearly evidence a contrary intention, refer to the Articles, Sections, subsections and subdivisions of this Lease.

         SECTION 30.03. Any reference herein to any one gender, masculine, feminine or neuter, includes the other two, and the singular includes the plural and vice versa, unless the context requires otherwise. The use herein of the words "successors and assigns" or "successors or assigns" of Landlord or Tenant shall be deemed to include the heirs, legal representatives and assigns of any individual Landlord or Tenant.

         SECTION 30.04. If more than one party is named as or becomes Landlord or Tenant hereunder, Landlord or Tenant, as the case may be, may require the signatures of all such other parties in connection with any notice to be given or action to be taken by the other party hereunder, unless such other parties designate otherwise in form satisfactory to the relying party. Each person or entity named as Landlord or Tenant shall be jointly and severally liable for all obligations of such party hereunder. Any notice by Landlord to any party named as Tenant or by Tenant to any party named as Landlord shall be sufficient and shall have the same force and effect as though given to all parties named as Tenant or Landlord, as the case may be.

         SECTION 30.05. The term "Landlord" on the date as of which this Lease is delivered, shall mean Dennis Mehiel, but thereafter "Landlord" shall mean the holder of landlord's interest in this Lease at the time in question so that if Dennis Mehiel, or any successor to its interest hereunder ceases to have any interest in the Premises or there is any transfer or transfers of Landlord's interest in the Premises, the transferor shall be and hereby is entirely freed and relieved of all agreements, covenants and obligations of Landlord hereunder to be performed on or after the date of such transfer, and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the parties and the person who acquires Landlord's interest in this Lease that such person has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord hereunder accruing from and after the date of such transfer.

         SECTION 30.06. This Lease or any of its provisions may not be waived, changed, modified or terminated orally, but only by a written instrument of waiver, change, modification or termination executed by the party against whom enforcement of any such waiver, change, modification or termination is sought.

         SECTION 30.07. This Lease shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any principles of conflict of laws.

         SECTION 30.08. The agreements, terms, covenants and conditions herein contained shall be binding upon, and shall inure to the benefit of, Landlord and Tenant and their respective successors and assigns.

         SECTION 30.09. This Lease contains the entire agreement between the parties and supersedes all prior written and oral agreements and understandings with respect hereto between Landlord and Tenant.

         SECTION 30.10. This Lease may be executed in multiple counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease of the day and year first above written.



                                            /s/ Dennis Mehiel
                                            ------------------------------
                                            Dennis Mehiel



                                            THE FONDA GROUP, INC.



                                            By: /s/ C.G. Ames
                                               ---------------------------
                                                C.G. Ames
                                                Chief Executive Officer

STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF WESTCHESTER   )


         On the 17 day of March, 1995, before me personally came Dennis Mehiel to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.


                                            /s/ Lurline Arco
                                            -------------------------
                                            Notary Public


STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF WESTCHESTER   )


         On the 17 day of March, 1995, before me personally came C.G. Ames, to me known, who, being by me duly sworn, did depose and say that he resides at No. 25 Magnolia Trace, Point Clear, Alabama 36564, that he is the Chief Executive Officer of The Fonda Group, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.



                                            /s/ Lurline Arco
                                            -------------------------
                                            Notary Public